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                       SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D. C.

                        --------------------------------



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




      Date of Report (Date of earliest event reported): February 25, 1997




                               Atrion Corporation
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             (Exact name of registrant as specified in its charter)




      Delaware                      0-10763                   63-0821819
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(State or Other Juris-            (Commission               (IRS Employer
diction of Incorporation)         File Number)           Identification No.)




Post Office Box 3869, Muscle Shoals, Alabama                         35662-3869
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(Address of Principal Executive Offices)                             (Zip Code)




Registrant's Telephone Number, including area code: (205) 383-3631
                                                    --------------



ATRION Corporation, P. O. Box 918, Florence, Alabama                      35631
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          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5. OTHER EVENTS.

         On February 25, 1997, ATRION Corporation, an Alabama corporation ("ATRION Alabama") having a class of securities registered under Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), was merged (the "Merger") with and into its wholly-owned subsidiary, Atrion Corporation, a Delaware corporation ("Registrant"). By virtue of the Merger, each common share, par value $0.10 per share, of ATRION Alabama was converted into one share of common stock, par value $0.10 per share (the "Common Stock"), of Registrant and Registrant has succeeded to all the business, properties, assets and liabilities of ATRION Alabama. Each stock certificate representing issued and outstanding common shares of ATRION Alabama will continue to represent the same number of shares of Common Stock of Registrant. The Common Stock of the Registrant continues to be traded on the Nasdaq Stock Market under the same symbol ("ATRI") as the common shares of ATRION Alabama were traded on such system prior to the effective date of the Merger.

         Pursuant to Rule 12g-3(a) promulgated under the Exchange Act, the Common Stock of Registrant is deemed to be registered pursuant to Section 12 of the Exchange Act. In accordance with Release No. 34-9072 (February 10, 1971), Registrant is filing this Current Report on From 8-K in lieu of a registration statement under Section 12(g) of the Exchange Act.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Financial statements of businesses acquired:

                  Not Applicable.

         (b) Pro forma financial information:

                  Not Applicable.

         (c) Exhibits:

                  See Exhibit Index on page 4 hereof.
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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        ATRION CORPORATION




                                        By: s/ Jerry A. Howard
                                           -------------------------------------
                                           Its: President
                                               ---------------------------------

Date: March 6, 1997
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                                  EXHIBIT INDEX


Exhibit
   No.            Description                                           Page No.
-------           -----------                                           --------
2(a)              Agreement and Plan of Merger, dated
                  as of January 2, 1997, by and between
                  ATRION Corporation, an Alabama corporation,
                  and Atrion Corporation, a Delaware
                  corporation (incorporated by reference to
                  Appendix A to the definitive Proxy Statement
                  of ATRION Corporation, filed January 10, 1997
                  (Commission File No. 0-10763))                         *




*  Incorporated herein by reference as indicated.